SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 21, 2003




                          UNIVERSAL MONEY CENTERS, INC.

             (Exact name of registrant as specified in its charter)



         Missouri                         1-8460             43-1242819
     (State or other jurisdiction      (Commission       (I.R.S. Employer
  of incorporation or organization)    File Number)     Identification Number)



                     6800 Squibb Road, Mission, Kansas 66202

               (Address of principal executive offices)(zip code)



       Telephone number of registrant, including area code: (913) 831-2055

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     Item 4. Changes in Registrant's Certifying Accountant.

     On August 21, 2003, BKD LLP informed us that it would not stand for re-election as independent auditor to audit the financial statements of Universal Money Centers, Inc. ("UMC") for the current fiscal year. The board has not selected the independent auditors to audit our financial statements for the current fiscal year.

     BKD LLP reviewed our Quarterly Report on Form 10-QSB for the fiscal quarter ended April 30, 2003 and has agreed to review our Quarterly Report on Form 10-QSB for the fiscal quarter ended July 31, 2003.

     BKD LLP's reports on our financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit of UMC's financial statements contained in the Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003 ("Annual Report"), BKD LLP did raise concerns about UMC's ability to continue as a going concern. In response, UMC provided the disclosure set forth in Note 2 to the Consolidated Financial Statements in the Annual Report and on May 16, 2003, the principal shareholder of UMC committed to provide UMC a $300,000 line of credit. The commitment contains provisions that the maximum availability on the line of credit will be reduced during the year by the amount of equity infusions or certain long-term debt. The commitment also provides that the line will be reduced quarterly as long as the company maintains positive year to date cash flows, as defined in the commitment. As a result of these actions, BKD LLP's most recent report, contained in the Annual Report, does not contain a paragraph discussing going concern uncertainty.

     During our two most recent fiscal years and the interim period prior to the decision of BKD LLP not to stand for re-election, there were not any disagreements with BKD LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B has occurred within our two most recent fiscal years and the interim period prior to the decision of BKD LLP not to stand for re-election.

     A letter from BKD LLP is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

     Item 7. Financial Statements and Exhibits.

          A. FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

          B. PRO FORMA FINANCIAL INFORMATION. Not applicable.

          C. EXHIBITS. The following exhibits are filed with this report:

       EXHIBIT  NO.                    TITLE
       ____________                    _____

       16.1                            Letter of BKD LLP dated August 21, 2003


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                                   SIGNATURES
                                   __________



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNIVERSAL MONEY CENTERS, INC.



                               /s/ David S. Bonsal
                               ----------------------------------------

                               David S. Bonsal, Chief Executive Officer

      Date:   August 21, 2003


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                                  EXHIBIT INDEX







       EXHIBIT  NO.                    TITLE
       ____________                    _____

       16.1                            Letter of BKD LLP dated August 21, 2003


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